                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 8, 2000


                             AVIVA PETROLEUM INC.
            (Exact name of registrant as specified in its charter)


          Texas                         0-22258                 75-1432205
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


     8235 Douglas Avenue,                                         75225
    Suite 400, Dallas, Texas                                    (Zip Code)
(Address of principal executive offices)


                                (214) 691-3464
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

     This Report on Form 8-K/A amends the Registrant's Report on Form 8-K dated June 8, 2000, which was filed on June 22, 2000, to include the pro forma financial information required by Item 7 of Form 8-K.


Item 7. Financial Statements and Exhibits

b)  Pro Forma Historical Financial Information

    Pro Forma Unaudited Consolidated Statement of Operations for the year ended December 31, 1999 (see page 2).

    Pro Forma Unaudited Consolidated Statement of Operations for the six months ended June 30, 2000 (see page 3).

    Notes to Pro Forma Unaudited Consolidated Financial Statements (see page 4).


c)  Exhibits

    *2.1 Loan, Settlement and Acquisition Agreement dated effective May 31, 2000, by and among Crosby Capital, LLC, Aviva Petroleum Inc., Aviva America, Inc., Aviva Operating Company, Aviva Overseas, Inc., Neo Energy, Inc., Garnet Resources Corporation, Argosy Energy, Inc., and Argosy Energy International.


    _______________________
    * Incorporated herein by reference from the Registrant's Report on Form 8-K dated June 8, 2000, and filed on June 22, 2000.

                     AVIVA PETROLEUM INC. AND SUBSIDIARIES
           Pro Forma Unaudited Consolidated Statement of Operations
                         Year Ended December 31, 1999
                     (in thousands, except per share data)

                                                                               Pro Forma
                                                Historical    Pro Forma         Adjusted
                                                Amounts      Adjustments         Amounts
                                                ----------   -----------       ---------
Revenue:
  Oil and gas sales                                $ 6,797       $(4,421) (a)     $ 2,376
  Services fee                                           -           625  (b)         625
                                                   -------       -------          -------
     Total revenue                                   6,797        (3,796)           3,001
                                                   -------       -------          -------

Expense:
  Production                                         3,575        (1,869) (a)       1,706
  Depreciation, depletion and amortization           1,000          (732) (a)         268
  General and administrative                         1,245           (37) (c)       1,208
  Recovery of losses on accounts receivable           (101)            -             (101)
  Severance                                             62           (48) (a)          14
                                                   -------       -------          -------

     Total expense                                   5,781        (2,686)           3,095
                                                   -------       -------          -------

Other income (expense):
  Interest and other income (expense), net             259          (109) (a)         150
  Interest expense                                  (1,396)        1,128  (d)        (268)
                                                   -------       -------          -------

     Total other income (expense)                   (1,137)        1,019             (118)
                                                   -------       -------          -------

     Loss before income taxes                         (121)          (91)            (212)

Income taxes                                          (282)          219  (e)         (63)
                                                   -------       -------          -------

  Net loss                                         $  (403)      $   128          $  (275)
                                                   =======       =======          =======

Weighted average common shares outstanding -
   basic and diluted                                46,813                         46,813
                                                   =======                        =======

Basic and diluted net loss per common share        $ (0.01)                       $ (0.01)
                                                   =======                        =======

See accompanying notes to pro forma unaudited consolidated financial statements.

                     AVIVA PETROLEUM INC. AND SUBSIDIARIES
           Pro Forma Unaudited Consolidated Statement of Operations
                        Six Months Ended June 30, 2000
                     (in thousands, except per share data)

                                                                            Pro Forma
                                                Historical    Pro Forma      Adjusted
                                                  Amounts   Adjustments       Amounts
                                               -----------  -----------     ---------
Revenue:
  Oil and gas sales                                $ 4,313   $(2,625) (f)     $1,688
  Services fee                                          55       160  (b)        215
                                                   -------   -------         -------
     Total revenue                                   4,368    (2,465)          1,903
                                                   -------   -------         -------

Expense:
  Production                                         1,554      (751) (f)        803
  Depreciation, depletion and amortization             397      (254) (f)        143
  General and administrative                           584       (32) (g)        552
  Recovery of losses on accounts receivable           (110)        -            (110)
                                                   -------   -------         -------

     Total expense                                   2,425    (1,037)          1,388
                                                   -------   -------         -------

Other income (expense):
  Interest and other income (expense), net             102       (85) (f)         17
  Interest expense                                    (684)      555  (h)       (129)
                                                   -------   -------         -------

     Total other income (expense)                     (582)      470            (112)
                                                   -------   -------         -------


     Earnings before income taxes                    1,361      (958)            403

Income taxes                                          (193)      144  (e)        (49)
                                                   -------   -------         -------

  Net earnings                                     $ 1,168   $  (814)        $   354
                                                   =======   =======         =======

Weighted average common shares outstanding -
   basic and diluted                                46,900                    46,900
                                                   =======                   =======

Basic and diluted net earnings per common share    $  0.02                   $  0.01
                                                   =======                   =======

See accompanying notes to pro forma unaudited consolidated financial statements.

                     AVIVA PETROLEUM INC. AND SUBSIDIARIES
        Notes to Pro Forma Unaudited Consolidated Financial Statements

1.   Basis of Presentation

     The accompanying pro forma unaudited consolidated statements of operations have been prepared to present the effect of Aviva Petroleum Inc.'s (the "Company") debt restructuring with, and transfer of partnership interests to, Crosby Capital, LLC ("Crosby"), which occurred on June 8, 2000. The pro forma unaudited consolidated statements of operations for the year ended December 31, 1999 and for the six months ended June 30, 2000 have been prepared as if the transaction occurred on January 1, 1999. Subsequent to the transfer of the partnership interests to Crosby, the Company will continue to consolidate its proportionate share of the partnership's assets and liabilities.

     The Company recognized a gain of $3,452,000 on the transfer of the partnership interests to Crosby representing the excess of the fair value over the book value of the interests transferred. The Company also recognized an extraordinary gain of $4,680,000 on the extinguishment of the debt. Such gains have been excluded from the pro forma unaudited consolidated financial statements.

     The pro forma unaudited consolidated financial statements are for illustration purposes only and may not be indicative of the results of operations that actually would have occurred if the transaction had occurred on the date indicated nor do they purport to indicate the future results of operations of the Company. The pro forma unaudited consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2000, and the Company's Report on Form 10-Q, filed on August 14, 2000.

     The pro forma unaudited consolidated financial statements are based on available information and management of the Company believes that all adjustments necessary to present fairly such pro forma unaudited consolidated financial statements have been made based on the terms and structure of the transaction.


2.   Pro Forma Adjustments

     (a) To adjust for the reduction in ownership interest by the Company in Argosy Energy International ("Argosy") from 99.6196% to 22.1196%. Argosy holds the Company's Colombian properties.

     (b) To record fees pursuant to the Service Agreement whereby Aviva Overseas Inc. provides certain services in administering the Colombian assets. The fee is $71,000 per month for the first ten months, $46,000 per month for the following twelve months and $21,000 per month thereafter. The recorded amount is net of Aviva Overseas' 22.1196% share of the fees.

     (c) To adjust for the ownership interest reduction as described in (a) above and reduce capitalized general and administrative ("G&A") expense by $13,129.

     (d) To remove historical interest expense relating to the extinguished debt and record interest at 10% per annum on $2,750,000 and revised capitalized interest of $25,321.

                     AVIVA PETROLEUM INC. AND SUBSIDIARIES
        Notes to Pro Forma Unaudited Consolidated Financial Statements
                                  (continued)

     (e) To remove income tax expense attributable to the entries described above.

     (f) To adjust for the ownership interest reduction as described in (a) above for the five-month period ended May 31, 2000, which was the effective date of the transaction.

     (g) To adjust for the ownership interest reduction as described in (a) above for the five-month period ended May 31, 2000, reduce capitalized G&A by $7,119 and remove $25,000 of compensation expense relating to stock transferred to management and the Board of Directors.

     (h) To remove historical interest expense relating to the extinguished debt and record interest at 10% per annum on $2,750,000 and revised capitalized interest of $13,252.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                AVIVA PETROLEUM INC.



Date:  August 16, 2000          /s/ James L. Busby
                                ----------------------------------
                                James L. Busby
                                Secretary, Treasurer and Chief Financial Officer
                                (principal financial and accounting officer)

EXHIBITS

Number                  Description of Exhibit
------                  ----------------------

 *2.1 Loan, Settlement and Acquisition Agreement dated effective May 31, 2000, by and among Crosby Capital, LLC, Aviva Petroleum Inc., Aviva America, Inc., Aviva Operating Company, Aviva Overseas, Inc., Neo Energy, Inc., Garnet Resources Corporation, Argosy Energy, Inc., and Argosy Energy International.

 ________________________
   * Incorporated herein by reference from the Registrant's Report on Form 8-K dated June 8, 2000, and filed on June 22, 2000.